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                                                                    EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-83492 of RF Monolithics, Inc. on Form S-8 of our report dated October 14, 1997, appearing in this Annual Report on Form 10-K of RF Monolithics, Inc. for the year ended August 31, 1997.





Dallas, Texas
December 1, 1997